Exhibit 99.1

ACTION BY WRITTEN CONSENT OF DIRECTORS

(Section 222, Delaware General Corporation Law)

OF

Bio Lab Naturals Inc.

A Delaware Corporation

The undersigned, being all directors (the “Directors”) of Bio Lab Naturals Inc., a Delaware Corporation, (the "Company"), pursuant to the Bylaws of the Company and Delaware General Corporation Law, hereby consents in writing to the following actions of the Company as of June 6, 2022, by their signature(s) below or on a counterpart hereof, effective as of the date hereof, a copy of which shall be filed with the minutes of the Company:

A.	The Company wishes to adopt and approve the actions (the “Actions”) set forth fully herein as it deems the Actions to be in the best interests of the Company on a going-forward basis.

B.	The Company’s Director(s) have received and reviewed, concurrently herewith, consent to take the Actions from holders of at least 67% of the Company's Common Stock issued and outstanding.

C.	This Resolution of the Company’s Board of Directors shall become effective immediately.

IT IS RESOLVED THAT:

1. NAME CHANGE

RESOLVED, that the Company is authorized to implement a Name Change of the Company’s corporate name from Bio Lab Naturals Inc. to Limitless X Holdings Inc.

RESOLVED FURTHER, that the Company is authorized to execute and file with the Secretary of State of Delaware the Certificate of Amendment, pursuant to sections 222 and 242 of Delaware General Corporation Law, to give effect to the change in the Company’s corporate name.

RESOLVED FURTHER, that the Secretary of the Company is hereby instructed to forward a copy of this resolution notifying the Company’s Transfer Agent of the Name Change.

OMNIBUS RESOLUTION.

RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Company, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents, issuance of share certificates, warrants, debentures and making any filings with federal and state securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

(SIGNATURES ON FOLLOWING PAGE)

Certification

I hereby certify that the foregoing is a true and correct copy of a resolution duly passed by the written consent of all of the Directors of Bio Lab Naturals Inc. and that the said resolution is now in full force and effect.

Dated: June 6, 2022

/s/Jaspreet Mathur
Jaspreet Mathur, Director

/s/Kenneth Haller
Kenneth Haller, Director

/s/Bharat Raj Mathur
Bharat Raj Mathur, Director

/s/Amanda Saccomanno
Amanda Saccomanno, Director

/s/Dov Konetz
Dov Konetz, Director

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

(Section 222, Delaware General Corporation Law)

OF

BIO LAB NATURALS INC.

A Delaware Corporation

The undersigned shareholders holding and possessing a majority of the issued and outstanding shares of Common Stock of Bio Lab Naturals Inc., a Delaware Corporation (the “Company”), by their signature(s) below or on a counterpart hereof, hereby adopt the following resolutions, by written consent, effective as of the date hereof, which shall have the same force and effect as if adopted at a meeting duly-convened of the Company.

WHEREAS:

D.	The Company’s Shareholders wish to adopt and approve the actions (the “Actions”) set forth fully herein as it deems the Actions to be in the best interests of the Company on a going-forward basis.

E.	This Resolution authorizes the Company’s Board of Directors to take the following Actions which shall become effective immediately.

IT IS RESOLVED THAT:

NAME CHANGE

RESOLVED, that the Company is authorized to implement a Name Change of the Company’s corporate name from Bio Lab Naturals Inc. to Limitless X Holdings Inc.

RESOLVED FURTHER, that the Company is authorized to execute and file with the Secretary of State of Delaware the Certificate of Amendment, pursuant to sections 222 and 242 of Delaware General Corporation Law, to give effect to the change in the Company’s corporate name.

RESOLVED FURTHER, that the Secretary of the Company is hereby instructed to forward a copy of this resolution notifying the Company’s Transfer Agent of the name change.

Certification

I hereby certify that the foregoing is a true and correct copy of a resolution duly passed by the written consent of the Shareholders of Bio Lab Naturals Inc. and that the said resolution is now in full force and effect.

/s/Jaspreet Mathur

Date June 6, 2022 Jaspreet Mathur a 67% Share holder